UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

NIC Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive office)(Zip Code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

As previously reported in the Current Report on Form 8-K, on October 27, 2015, the Audit Committee of the Board of Directors of NIC Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“ PwC”) as the independent registered public accounting firm of the Company effective upon the issuance by PwC of their reports on the consolidated financial statements as of and for the year ended December 31, 2015, and the effectiveness of internal control over financial reporting as of December 31, 2015 to be included in the filing of the related Annual Report on Form 10-K. On February 23, 2016, PwC issued their reports, and PwC’s dismissal as the Company’s independent registered public accounting firm became effective.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through February 23, 2016, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such fiscal years.

During the Company’s fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through February 23, 2016, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).  The Company has authorized PwC to respond fully to any inquiries of Ernst & Young LLP, the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2016.

The Company provided PwC with a copy of the disclosures in this Current Report on Form 8-K/A and requested that PwC furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of PwC’s letter dated February 23, 2016 is attached as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated February 23, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

		By:	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer

Date:	February 23, 2016

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